Exhibit 10.05

DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT,
FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION

FROM

PEGASI ENERGY RESOURCES CORPORATION,
A NEVADA CORPORATION
(as Borrower)

AND

PEGASI ENERGY RESOURCES CORPORATION,
A TEXAS CORPORATION
(as Mortgagor and Debtor)

TO

PASQUALE DeANGELIS
(as Collateral Agent for the Secured Holders)

AND

JAY MOORIN
(as Trustee)

FOR PURPOSES OF FILING THIS INSTRUMENT AS A FINANCING STATEMENT, THE MAILING ADDRESS OF MORTGAGOR/DEBTOR IS P. O. BOX 2033, TYLER, TEXAS 75710-2033; THE MAILING ADDRESS OF PASQUALE DeANGELIS, COLLATERAL AGENT FOR THE SECURED HOLDERS IS 2430 VANDERBILT BEACH ROAD, #108 - 190, NAPLES, FL 34109.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, AND COVERS FUTURE ADVANCES AND PROCEEDS. INTERESTS IN OIL, GAS, MINERALS AND OTHER AS-EXTRACTED COLLATERAL OR IN ACCOUNTS RESULTING FROM THE SALE THEREOF, WHICH ARE INCLUDED IN THE MORTGAGED PROPERTY, WILL BE FINANCED AT WELLHEADS LOCATED ON THE LANDS DESCRIBED IN EXHIBIT A HERETO.

PERSONAL PROPERTY CONSTITUTING A PORTION OF THE MORTGAGED PROPERTY MAY BE OR MAY IN THE FUTURE BE AFFIXED TO THE LANDS DESCRIBED IN EXHIBIT A HERETO.

A POWER OF SALE HAS BEEN GRANTED IN THIS INSTRUMENT TO THE EXTENT PERMITTED UNDER TEXAS LAW. A POWER OF SALE MAY ALLOW THE TRUSTEE (AS HEREINAFTER DEFINED) TO TAKE THE MORTGAGED PROPERTY (AS HEREINAFTER DEFINED) AND SELL IT WITHOUT GOING TO COURT IN A FORECLOSURE ACTION UPON DEFAULT BY THE MORTGAGOR/DEBTOR AND/OR THE BORROWER (AS HEREINAFTER DEFINED) UNDER THIS INSTRUMENT.

THIS FINANCING STATEMENT IS TO BE FILED, AMONG OTHER PLACES, IN THE REAL ESTATE RECORDS AND INDEXED AS BOTH A MORTGAGE AND A FINANCING STATEMENT.

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This instrument was prepared by Marc J. Ross, Esq., SICHENZIA ROSS FRIEDMAN FERENCE LLP, 61 Broadway, 32nd Floor, New York, New York 10006.

ATTENTION OF RECORDING OFFICER: This instrument is a mortgage of both real and personal property and is, among other things, a Security Agreement and Financing Statement under the Uniform Commercial Code. This instrument creates a lien on rights in or relating to the Leases and Lands, as defined herein, and all other Collateral, as defined herein, of Mortgagor.

RECORDED DOCUMENT SHOULD BE RETURNED TO:

KELLEY DRYE & WARREN LLP
101 Park Avenue
New York, New York 10178
Attn: Jane Jablons, Esq.

DEED OF TRUST, MORTGAGE, SECURITY AGREEMENT,
FINANCING STATEMENT AND ASSIGNMENT OF PRODUCTION

(THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS)

ARTICLE I
GRANT OF LIENS AND SECURITY INTERESTS

KNOW ALL MEN BY THESE PRESENTS: That this Deed Of Trust, Mortgage, Security Agreement, Financing Statement And Assignment Of Production (the “Mortgage”), is between PEGASI ENERGY RESOURCES CORPORATION, a Nevada corporation, whose mailing address is 218 N. Broadway, Suite 204, Tyler, Texas 75702 (the “Borrower”), and PEGASI ENERGY RESOURCES CORPORATION, a Texas corporation, whose mailing address is P. O. Box 2033, Tyler, Texas 75710-2033 (the “Mortgagor”), and Jay Moorin, as Trustee (the “Trustee”), whose address is c/o ProQuest Investments, 2430 Vanderbilt Beach Road, #108 - 190, Naples, FL 34109, and Pasquale DeAngelis as collateral agent (the “Collateral Agent”), whose address is c/o ProQuest Investments, 2430 Vanderbilt Beach Road, #108 - 190, Naples, FL 34109, for the holders of the senior secured notes issued by Borrower pursuant to that certain Securities Purchase Agreement dated on or about December 29, 2014 (the “Purchase Agreement”), by and between Borrower and the Buyers, as defined therein (the “Secured Holders”).

For the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Mortgagor hereby grants, bargains, sells, conveys, transfers and assigns, to the Trustee, for the benefit of the Collateral Agent for the Secured Holders, a security interest with power of sale in all of Mortgagor’s right, title, and interest in and to the following described property, whether real, personal or mixed, whether now owned or hereafter acquired (the “Mortgaged Property”):

A.        All right, title, and interest of Mortgagor of whatever kind or character (whether now owned or hereafter acquired) in and to the oil, gas and mineral leases or other instruments or agreements described in Exhibit A attached hereto and made a part hereof (the “Leases”), insofar and only insofar as the Leases cover and include the lands described in or referred to on Exhibit A (the “Lands”), whether such right, title, or interest or such Lands are correctly described therein or not (the “Subject Interests”). The term “oil, gas and mineral leases” and the word “Leases,” as used in this instrument and in Exhibit A include, in addition to oil, gas and mineral leases, oil and gas leases, oil, gas and sulphur leases, other mineral leases, co-lessor’s agreements and extensions, amendments, ratifications, and subleases of all or any of the foregoing, as may be appropriate.

B.        All of Mortgagor’s right, title, and interest (whether now owned or hereafter acquired) in and to all improvements, fixtures, movable or immovable property and other real and/or personal property and all easements, servitudes, rights-of-way, surface leases, licenses, permits, and other surface rights, which are now or hereafter used, or held for use, in connection with the properties, rights, and interests described in Paragraph A above.

C.        All rights, estates, powers and privileges appurtenant to the foregoing rights, interests and properties.

D.        In order to further secure the payment of the Secured Indebtedness, as defined below, and the performance of the obligations, covenants, agreements, warranties, and undertakings of Borrower and Mortgagor, hereinafter described, Mortgagor hereby grants to Collateral Agent a security interest in the entire interest of Mortgagor (whether now owned or hereafter acquired) in and to: (a) the Subject Interests, to the extent a security interest may be created therein; (b) all equipment, inventory, improvements, fixtures, accessions, goods and other personal property or movable property of whatever nature, including, without limitation, that which is now or hereafter located on or used or held for use in connection with the Subject Interests, and all licenses and permits of whatever nature, including, without limitation, that which is now or hereafter used or held for use in connection with the Subject Interests, and all renewals or replacements of the foregoing or substitutions for the foregoing; (c) all accounts, receivables, contract rights, choses in action (i.e., rights to enforce contracts or to bring claims thereunder), commercial tort claims, and other general intangibles of whatever nature (regardless of whether the same arose, and/or the events which gave rise to the same occurred, on or before or after the date hereof), related to the Subject Interests; (d) all geological, geophysical, engineering, accounting, title, legal, and other technical or business data concerning the Subject Interests, or any other item of property which are now or hereafter in the possession of Mortgagor or in which Mortgagor can otherwise grant a security interest, and all books, files, records, magnetic media, software, and other forms of recording or obtaining access to such data; (e) all money, documents, instruments, chattel paper (including without limitation, electronic chattel paper and tangible chattel paper), rights to payments evidenced by chattel paper, securities, accounts, payment intangibles, general intangibles, letters of credit, letter-of-credit rights, supporting obligations and rights to payment of money arising from or by virtue of any transaction (regardless of whether such transaction occurred on or before or after the date hereof) related to the Subject Interests; (f) without limitation of or by any of the foregoing, all rights, titles and interests now owned or hereafter acquired by Mortgagor in any and all goods, inventory, equipment, as-extracted collateral, documents, money, instruments, intellectual property, certificated securities, uncertificated securities, investment property, letters of credit, rights to proceeds of written letters of credit and other letter-of-credit rights, commercial tort claims, deposit accounts, payment intangibles, general intangibles, contract rights, chattel paper (including, without limitation electronic chattel paper and tangible chattel paper), rights to payment evidenced by chattel paper, software, supporting obligations and accounts, wherever located, and all rights and privileges with respect thereto (all of the properties, rights and interests described in this paragraph, sometimes collectively called the “Collateral”); and (g) all proceeds of the Collateral, whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, payment intangibles, general intangibles, fixtures, real/immovable property, personal/movable property or other assets.

TO HAVE AND TO HOLD all and singular the Subject Interests unto the Trustee, and Trustee’s successors and assigns, in trust, however, upon the terms, provisions, and conditions set forth herein for the benefit and security of the Secured Holders.

ARTICLE II

SECURED INDEBTEDNESS

This conveyance is made, to secure and enforce the payment of the following indebtedness, obligations, and liabilities:

(a)
Those certain senior secured promissory notes issued by Borrower pursuant to the Purchase Agreement in the principal face amount of up to $1,500,000.00 executed by Borrower and made payable to the Secured Holders together with all interest accruing thereon and payable as therein provided, and containing the usual provisions in notes of this character, and all renewals, rearrangements, amendments, modifications and extensions thereof (whether one or more, the “Notes” as defined in the Purchase Agreement, which Borrower has agreed to repay to Secured Holders in the manner provided for in the Notes);

(b)
All Obligations of Borrower owed the Secured Holders defined in or arising pursuant to the terms of the Transaction Documents (as defined in the Purchase Agreement) dated as of even date herewith, and all modifications, amendments, and restatements thereto;

(c)
Payment of any sums which may be advanced or paid by Collateral Agent under the terms hereof on account of the failure of Borrower or Mortgagor to comply with the covenants of each contained herein; and all other indebtedness of Borrower arising under the Notes or other Transaction Documents;

(d)
All renewals, extensions, replacements and modifications of indebtedness described, referred to or mentioned in paragraphs (a) through (c) above, and all substitutions therefor, in whole or in part; and

(g)
The term “Secured Indebtedness” wherever used in this Mortgage shall refer to all present and future debts, obligations and liabilities described or referred to in this ARTICLE II or otherwise in this Mortgage.

ARTICLE III
REPRESENTATIONS, WARRANTIES

Mortgagor hereby represents and warrants to Trustee and Collateral Agent that Mortgagor has good and defensible title to the Subject Interests and that the Subject Interests are free of any and all claims, liens, charges, encumbrances, mortgages, security interests, contracts, agreements, options, preferential purchase rights or other restrictions or limitations of any nature or kind except the Permitted Encumbrances, as defined below.

ARTICLE IV
COVENANTS

A.        Defend Title. Mortgagor covenants and agrees not create or suffer to be created or permit to exist any lien, or security interest senior to, junior to, or on a parity with, the lien and security interest of this Mortgage upon the Subject Interests or any part thereof or upon the rents, issues, revenues, profits and other income therefrom, except Permitted Encumbrances. “Permitted Encumbrances” means: (i) liens for taxes not yet delinquent; (ii) the terms, conditions, restrictions and limitations contained in the Leases, as defined in Exhibit A, and any intervening assignments thereof through which Mortgagor acquired its interest therein, including lessor’s royalties and similar burdens on production that do not operate to reduce the Net Revenue Interest of Mortgagor in the Subject Interests to less than that set forth in Exhibit A; (iii) the terms, conditions, restrictions and limitations set forth in any existing agreements affecting the Leases or the Lands; (iv) minor irregularities in title which do not (a) materially interfere with the occupation, use and enjoyment by Mortgagor of the Subject Interests in the normal course of business as presently conducted, or (b) materially impair the value thereof for such business; (v) all interests in the Subject Interests securing obligations owed to, or claimed by, any party other than the Secured Holders whether such interest is based on the common law, statute or contract, and whether such interest includes liens or security interests arising by virtue of mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or lease, consignment or bailment for security purposes, so long as each such interest has been previously disclosed to the Secured Holders in writing; (vi) liens of landlords, vendors, carriers, warehousemen, mechanics, laborers and materialmen arising by law, and of operators arising by contract, in the ordinary course of business for sums not yet due or being contested in good faith by appropriate action promptly initiated and diligently conducted, if such reserve as shall be required by generally accepted accounting principles shall have been made therefor; and, (vii) the specific exceptions and encumbrances affecting each the Subject Interests INSOFAR ONLY as said exceptions and encumbrances are valid and subsisting and are enforceable against the particular Lease which is made subject to said exception and encumbrance. Except for the Permitted Encumbrances, should an adverse claim be made against or a cloud develop upon the title to any part of the Subject Interests, Mortgagor agrees that at Borrower’s expense it will immediately defend against such adverse claim or take appropriate action to remove such cloud, and Mortgagor agrees that Collateral Agent may take such other action as Collateral Agent reasonably deems advisable to protect and preserve Secured Holders interests in the Subject Interests, and in such event Borrower will indemnify Collateral Agent against any and all costs, attorneys’ fees and other expenses which it may reasonably incur in defending against any such adverse claim or taking action to remove any such cloud.

B.        Correct Defects. Upon request of Collateral Agent, Borrower or Mortgagor, as the case may be, will promptly correct any defect which may be discovered after the execution and delivery of this Mortgage, in the Notes or other documents executed in connection herewith, in the execution or acknowledgment hereof or thereof or in the description of the Subject Interests, and will execute, acknowledge, and deliver such division orders, transfer orders and other assurances and instruments as shall, in the opinion of Collateral Agent, be necessary or proper to convey and assign to Collateral Agent all of the Subject Interests herein conveyed or assigned, or intended to be so.

C.      Maintenance and Operation of Subject Interests.

(a)
Borrower will, from time to time, pay or cause to be paid before they become delinquent and payable all taxes, assessments and governmental charges lawfully levied or assessed upon the Subject Interests or any part thereof, or upon or arising from any of the rents, issues, revenues, profits and other income from the Subject Interests, or incident to or in connection with the production of Hydrocarbons or other minerals therefrom, or the operation and development thereof; provided, that the foregoing covenant shall be suspended so long as the amount, applicability or validity of any such charges is being diligently contested in good faith by appropriate proceedings and if Mortgagor shall have set up reserves therefor which are adequate under generally accepted accounting principles.

(b)
Mortgagor will, at Borrower’s expense, do or cause to be done all things reasonably necessary to preserve and keep in full repair, working order and efficiency (subject to reasonable wear and tear) all of the Subject Interests, including, without limitation, all equipment, machinery and other tangible or movable personal property, and from time to time will make or cause to be made all the needful and proper repairs, renewals and replacements so that at all times the state and condition of the Subject Interests will be fully preserved and maintained in accordance with the standards of a prudent operator.

(c)
Borrower will promptly pay and discharge before delinquent, or cause to be promptly paid or discharged before delinquent, all rentals, delay rentals, royalties and indebtedness accruing under, and in all material respects perform or cause to be performed each and every act, matter or thing required by, each and all of the assignments, deeds, leases, sub-leases, contracts and agreements described or referred to herein or affecting Mortgagor’s interests in the Subject Interests, and will do or cause to be done all other things necessary to keep unimpaired Mortgagor’s rights with respect thereto and prevent any forfeiture thereof or default thereunder. Mortgagor will, at Borrower’s expense, operate or cause to be operated the Subject Interests in a careful and efficient manner in accordance with the practices of the industry and in compliance in all material respects with all applicable contracts and agreements and in compliance with all applicable proration and conservation laws of the jurisdiction in which the Subject Interests is situated, and, in all material respects, all applicable laws, rules and regulations of every other agency and authority from time to time constituted to regulate the development and operation of the Subject Interests and the production and sale of Hydrocarbons and Other Minerals therefrom.

(d)
If any tax is levied or assessed against the Secured Indebtedness or any part thereof, or against this Mortgage, or against the Collateral Agent with respect to said Secured Indebtedness or any part thereof or this Mortgage (excluding, however, any income tax payable by Collateral Agent or Secured Holders), Borrower shall promptly pay the same.

(e)
Borrower shall do all things necessary to keep unimpaired Mortgagor’s rights and remedies in or under the Subject Interests and shall not abandon, convey, assign, lease or otherwise transfer any right, title or interest of Mortgagor in, to, or under the Subject Interests, without the express prior written consent of Collateral Agent.

D.        Taxes/Insurance. Mortgagor will, at Borrower’s expense, carry with standard insurance companies satisfactory to the Collateral Agent, insurance with respect to the Subject Interests against such liabilities, casualties, risks, and contingencies and in amounts as is customary in the industry; and acceptable certificates evidencing the same thereof shall be delivered to Collateral Agent annually after the execution of this Mortgage. Mortgagor will at all times, at Borrower’s expense, maintain workers’ compensation insurance with a responsible insurance company where required by, and in accordance with, the laws of the state (i) in which the Subject Interests are located or (ii) which requires workers’ compensation to be maintained on such employees. In the event Borrower shall fail or neglect to pay any taxes, general or special, or shall fail or neglect to relieve the Subject Interests from any lien which might become superior or equal to the lien of this Mortgage, or fail to carry such workers’ compensation or other insurance, Collateral Agent, at its option, may pay such taxes, liens, charges or encumbrances, or any part thereof, or effect such workmen’s compensation insurance, and Borrower will promptly reimburse Collateral Agent, as the case may be, therefor; and any and all such sums so paid hereunder shall be paid by Borrower upon demand at Collateral Agent’s principal offices, and shall constitute a part of the Secured Indebtedness. The policies of insurance required by this paragraph shall be endorsed to name Collateral Agent as an additional insured party thereunder.

E.        Labor/Materials. Borrower agrees to promptly pay before delinquent, or cause to be paid before delinquent, all bills for labor and materials incurred in the operation of the Subject Interests, except any that is being contested in good faith and as to which satisfactory accruals have been provided; will promptly pay its share of all costs and expenses incurred under any joint operating agreement affecting the Subject Interests or any portion thereof; will furnish Collateral Agent, as and when requested, full information as to the status of any joint account maintained with others under any such operating agreement; will not take any action to incur any liability or lien thereunder; and will not enter into any new operating agreement or amendment of existing operating agreement affecting the Subject Interests without prior written consent of the Collateral Agent.

F.         Legal Proceedings. Borrower will promptly notify Collateral Agent, in writing, of the commencement of any legal proceedings affecting the Subject Interests or any part thereof, and will take such action as may be necessary to preserve Secured Holders’ rights affected thereby; and should Borrower fail or refuse to take any such action, Collateral Agent may at its election take such action on behalf and in the name of Mortgagor, at Borrower’s cost and expense.

G.         Waivers. Mortgagor hereby expressly waives any and all rights or privileges of marshalling of assets, sale in inverse order of alienation, notices, appraisements, redemption, and any prerequisite to the full extent permitted by applicable law, in the event of foreclosure of the lien or liens and/or security interests created herein. Collateral Agent at all times shall have the right to release any part of the Subject Interests now or hereafter subject to the lien or security interest of this Mortgage, any part of the proceeds of production or other income herein or hereafter assigned or pledged, or any other security it now has or may hereafter have securing the Secured Indebtedness, without releasing any other part of the Subject Interests, proceeds or income, and without affecting the liens or security interests hereof as to the part or parts thereof not so released, or the right to receive future proceeds and income.

H.        Disposition. Without prior approval and written consent of Collateral Agent, Mortgagor will not sell, assign, lease, transfer or otherwise dispose of all or any portion of the Subject Interests except as provided in the Purchase Agreement.

I.        Notice of Assignments. Upon request of Collateral Agent, Mortgagor will execute and deliver written notices of assignments to any persons, corporations or other entities owing or which may in the future owe to Mortgagor monies or accounts arising in connection with any of the following matters: (a) any oil, gas or mineral production from the Subject Interests; (b) any gas contracts, processing contracts or other contracts relating to the Subject Interests; or (c) the operation of or production from any part of the Subject Interests. The notices of assignments shall advise the third parties that all of the monies or accounts described above have been assigned to Collateral Agent, and if required by Collateral Agent, shall also require and direct that future payments thereof, including amounts then owing and unpaid, be paid directly to Collateral Agent.

J.        Pooling. Except as required by law, rule or regulation, Mortgagor will not, without the prior written consent of Collateral Agent, which consent shall not be arbitrarily, unreasonably, or capriciously withheld, hereafter pool or unitize the Subject Interests if to do so would result in the diminution of Mortgagor’s net revenue interest in production from the pooled or unitized lands. In such event, Mortgagor will furnish Collateral Agent a copy of the pooling agreement, declaration of pooling, or other instrument creating the pool or unit. The interest of Mortgagor hereafter included in any pool or unit attributable to the Subject Interests or any part thereof shall become a part of the Subject Interests and shall be subject to liens and security interests hereof in the same manner and with the same effect as though the pool or unit and the interest of Mortgagor therein were specifically described in Exhibit A hereto. In the event any proceedings of any governmental body, which could result in pooling or unitizing all or any part of the Subject Interests, are commenced, Mortgagor shall give prompt written notice thereof to Collateral Agent.

ARTICLE V
RIGHTS AFTER EVENT OF DEFAULT

A.        If an Event of Default shall occur and be continuing, Trustee is authorized and empowered and it shall be Trustee’s special duty at the request of Collateral Agent to sell the Subject Interests, or any part thereof, as an entirety or in parcels, at such place or places and otherwise in the manner and upon such notice as may be required by law or, in the absence of any such requirement, as Trustee may deem appropriate. If Trustee shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale. Cumulative of the foregoing and the other provisions paragraph as to any portion of the Mortgaged Properties located in the State of Texas, such sales of all or any part of such Mortgaged Properties shall be conducted at the courthouse of any county (whether or not the counties in which such Mortgaged Properties are located are contiguous) in the State of Texas in which any part of such Mortgaged Properties are situated, at public venue to the highest bidder for cash between the hours of ten o’clock a.m. and one o’clock p.m. on the first Tuesday in any month or at such other place, time and date as provided by the statutes of the State of Texas then in force governing sales of real estate under powers conferred by deed of trust, after having given notice of such sale in accordance with such statutes.

B.        Notwithstanding any other provision of this Article V, if any of the Secured Indebtedness shall become due and payable and shall not be promptly paid, Trustee or Collateral Agent, as the case may be, shall have the right and power to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Subject Interests under the judgment or decree of any court or courts of competent jurisdiction, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Subject Interests under the order of a court or courts of competent jurisdiction or under executory or other legal process, or for the enforcement of any other appropriate legal or equitable remedy. Any money advanced by Collateral Agent in connection with any such receivership shall be a demand obligation (which obligation Borrower hereby expressly promises to pay) owing by Borrower to Collateral Agent and shall bear interest from the date of making such advance by Collateral Agent until paid at the Default Rate.

C.        The Subject Interests may be sold in one or more parcels and in such manner and order as Trustee, in his sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

D.        Upon the happening of any of the Events of Default, Collateral Agent shall be entitled to all of the rights, powers and remedies afforded a secured party by the UCC with reference to the personal property, as-extracted collateral and fixtures in which Collateral Agent has been granted a security interest hereby, or Collateral Agent may proceed as to both the real and personal property covered hereby.

E.         The Trustee may resign by an instrument in writing addressed to Collateral Agent, or Trustee may be removed at any time with or without cause by an instrument in writing executed by Collateral Agent.  In case of the death, resignation, removal, or disqualification of Trustee, or if for any reason Collateral Agent shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Collateral Agent shall have the right and is hereby authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by Collateral Agent and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the Secured Indebtedness has been paid in full, or until the Subject Interests or any part thereof, is sold hereunder.  If Collateral Agent is a corporation or association and such appointment is executed in its behalf by an officer of such corporation or association, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association.  Collateral Agent may act through an agent or attorney-in-fact in substituting trustees.  Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Subject Interests shall vest in the named successor or substitute Trustee and such successor or substitute shall thereupon succeed to, and shall hold, possess and execute, all the rights, powers, privileges, immunities and duties herein conferred upon Trustee; but nevertheless, upon the written request of Collateral Agent or of the successor or substitute Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Subject Interests of the Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee, and shall duly assign, transfer and deliver any of the properties and moneys held by said Trustee hereunder to said successor or substitute Trustee.  All references herein to Trustee shall be deemed to refer to Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder.

F.        Every right, power and remedy herein given to Trustee and Collateral Agent shall be cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing in equity, at law or by statute (including specifically those granted by the UCC in effect and applicable to the Subject Interests or any portion thereof) each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by Collateral Agent, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power or remedy. No delay or omission by Trustee or Collateral Agent in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

G.        Borrower shall not be relieved of its obligation to pay all or any part of the Secured Indebtedness by reason of (a) the failure of Collateral Agent to comply with any request of Borrower to foreclose the lien of this Mortgage or to enforce any provision hereunder or under the Transaction Documents; (b) the release, regardless of consideration, of the Subject Interests or any portion thereof or interest therein or the addition of any other property to the Subject Interests; or (c) by any other act or occurrence save and except the complete payment of the Secured Indebtedness and the complete fulfillment of all obligations hereunder or under the Transaction Documents.

H.         Collateral Agent may release, regardless of consideration, any part of the Subject Interests without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by this Mortgage or its stature as a first and prior lien and security interest in and to the Subject Interests, and without in any way releasing or diminishing the liability of any person or entity liable for the repayment of the Secured Indebtedness. For payment of the Secured Indebtedness, Collateral Agent may resort to any other security therefor held by Collateral Agent in such order and manner as Collateral Agent may elect.

I.         To the fullest extent permitted by law, Borrower and Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to them by virtue of any present or future moratorium law or other law exempting the Subject Interests from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (b) all notices of any Event of Default or of Collateral Agent’s intention to accelerate maturity of the Secured Indebtedness or of its election to exercise (or his actual exercise of) any right, remedy or recourse provided for hereunder or under the Transaction Documents; and (c) any right to a marshaling of assets or a sale in inverse order of alienation. If any law referred to in this Mortgage and now in force, (of which Borrower or Mortgagor or their successor or successors might take advantage despite the provisions hereof), shall hereafter be repealed or cease to be in force, such law shall thereafter be deemed not to constitute any part of the contract herein contained or to preclude the operation or application of the provisions hereof.

J.        In case Collateral Agent, on behalf of Secured Holders, shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the Transaction Documents and shall thereafter elect to discontinue or abandon same for any reason, Collateral Agent shall have the unqualified right so to do and, in such an event, Borrower, Mortgagor and Collateral Agent shall be restored to their former positions with respect to the Secured Indebtedness, this Mortgage, the Transaction Documents, the Subject Interests and otherwise, and the rights, remedies, recourses and powers of Collateral Agent shall continue as if same had never been invoked.

K.        The proceeds of any sale of the Subject Interests or any part thereof and all other monies received by Collateral Agent, on behalf of Secured Holders, through any proceedings for the enforcement hereof or otherwise, whose application has not elsewhere herein been specifically provided for, shall be applied:

FIRST, to the payment of all expenses incurred by Collateral Agent incident to the enforcement of this Mortgage, the Transaction Documents or any of the Secured Indebtedness (including, without limiting the generality of the foregoing, expenses of any entry or taking of possession, of any sale, of advertisement thereof and of conveyances, and court costs, compensation of agents and employees, and reasonable legal fees, and to the payment of all other charges, expenses, liabilities and advances incurred or made by Collateral Agent under this Mortgage or in executing any power hereunder;

SECOND, to payment of the Secured Indebtedness in such order and manner as Collateral Agent may elect; and

THIRD, to Mortgagor or as otherwise required by any applicable law.

THE TRUSTEE SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR ACT DONE BY TRUSTEE IN GOOD FAITH, OR BE OTHERWISE RESPONSIBLE OR ACCOUNTABLE UNDER ANY CIRCUMSTANCES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE TRUSTEE’S NEGLIGENCE), EXCEPT FOR TRUSTEE’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by the Trustee hereunder, believed by the Trustee in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder. Borrower and Mortgagor hereby ratify and confirm any and all acts which the herein named Trustee or its successor or successors, substitute or substitutes, shall do lawfully by virtue hereof. Borrower will reimburse Trustee for, and indemnify and save Trustee harmless against, any and all liability and expenses (including attorney’s fees) which may be incurred by Trustee in the performance of his duties.

ARTICLE VI

ASSIGNMENT OF PRODUCTION AND REVENUES
(this “Assignment”)

Production

A.        Upon and during an Event of Default, Mortgagor does hereby transfer, assign, deliver and convey unto Collateral Agent for the Secured Holders, its successors and assigns, all of the oil, gas and other minerals produced, saved or sold from the Subject Interests and attributable to the interest of Mortgagor therein subsequent to 7:00 a.m., local time, on the 1st day of the month in which an Event of Default occurs, together with the proceeds of any sale thereof (“Hydrocarbon Proceeds”);  Mortgagor hereby directs any purchaser now or hereafter taking any production from the Subject Interests, upon written notice by Collateral Agent, to pay to Collateral Agent such Hydrocarbon Proceeds derived from the sale thereof, and to continue to make payments directly to Collateral Agent until notified in writing by Collateral Agent to discontinue the same; and the purchaser of any such production shall have no duty or obligation to inquire into the right of Collateral Agent to receive the same, what application is made thereof, or as to any other matter; and the payment made to Collateral Agent shall be binding and conclusive as between such purchaser and Mortgagor. Mortgagor further agrees to perform all such acts, and to execute all such further assignments, transfer and division orders, and other instruments as may be required or desired by Collateral Agent or any other party to have such Hydrocarbon Proceeds so paid to Collateral Agent.

Revenues

B.        In addition to the conveyance to Collateral Agent herein made, upon and during an Event of Default, Mortgagor does hereby transfer, assign, deliver and convey unto Collateral Agent, its successors and assigns, all the income, revenues, rents, issues, profits and proceeds arising from the Subject Interests and attributed to the interest of Mortgagor therein whether due, payable or accruing (collectively, the “Revenues”) under any and all present and future contracts or other agreements relating to the transmission of the Hydrocarbons or the ownership of all or any portion of the Subject Interests. Mortgagor hereby directs, upon written notice by Collateral Agent, any payor to pay to Collateral Agent such Revenues derived from such contracts and agreements, and to continue to make payments directly to Collateral Agent until notified in writing by Collateral Agent to discontinue the same; and the payor shall have no duty or obligation to inquire into the right of Collateral Agent to receive the same, what application is made thereof, or as to any other matter; and the payment made to Collateral Agent shall be binding and conclusive as between such payor and Mortgagor. Mortgagor agrees to perform all such acts, and to execute all such further assignments, transfers and other instruments as may be required or desired by the Collateral Agent or any party in order to have said Revenues so paid to the Collateral Agent.

General

C.        Upon and during an Event of Default, the Collateral Agent is fully authorized to (i) receive and receipt for said Revenues and Hydrocarbon Proceeds; (ii) to endorse and cash any and all checks and drafts payable to the order of Mortgagor or the Collateral Agent for the account of Mortgagor received from or in connection with said Revenues and Hydrocarbon Proceeds and apply the proceeds thereof to the payment of the Secured Indebtedness, when received, regardless of the maturity of any of the Secured Indebtedness, or any installment thereof, and (iii) execute any instrument in the name of Mortgagor to facilitate any of the foregoing. Upon receipt of written instructions from Mortgagor, Collateral Agent agrees to release to Mortgagor any Revenues and Hydrocarbon Proceeds belonging to third parties; provided that the Collateral Agent shall not be liable for any delay, neglect, or failure to effect collection of any Revenues and Hydrocarbon Proceeds or to take any other action in connection therewith or hereunder; but shall have the right, at its election, in the name of Mortgagor or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by the Collateral Agent in order to collect such funds and to protect the interests of the Secured Holders and/or Mortgagor, with all costs, expenses and attorney’s fees incurred in connection therewith being paid by Borrower. Unless Collateral Agent has claimed or is claiming, for its benefit Revenues and Hydrocarbon Proceeds belonging to third parties and not attributable to the Subject Interests, Borrower hereby agrees to indemnify the Collateral Agent against all claims, actions, liabilities, judgments, costs, charges and attorneys’ fees made against or incurred by it, based on the assertion that it received Revenues claimed by third persons either before or after the payment in full of the Secured Indebtedness. Collateral Agent shall have the right to defend against any such claims, actions and judgments, employing its attorneys therefor, and if it is not furnished with reasonable indemnity, it shall have the right to compromise and adjust any such claims, actions and judgments. Borrower agrees to indemnify and pay to the Collateral Agent any and all such claims, judgments, costs, charges and attorney’s fees as may be paid in any judgment, release or discharge thereof or as may be adjudged against the Collateral Agent.

D.        Should any purchaser or other party taking the production from the Subject Interests or owing payment to Mortgagor fail to make prompt payment to Collateral Agent in accordance with this Assignment, Collateral Agent shall, if permitted by Law, have the right at Borrower’s expense to demand a change of connection and to designate another purchaser or other party with whom a new connection may be made, without any liability on the part of Collateral Agent in making such selection, so long as ordinary care is used in the making thereof; and failure of Mortgagor to consent to and promptly effect such change of connection shall constitute an event of default hereunder, and the whole Secured Indebtedness may be immediately declared due and payable, at the option of Collateral Agent, and the Subject Interests shall become subject to the foreclosure proceedings hereunder.

E.         Mortgagor authorizes and empowers Collateral Agent to receive, hold and collect all sums of money paid to Collateral Agent in accordance with this Assignment, and to apply the same as hereinafter provided, all without any liability or responsibility on the part of Collateral Agent, save and except as to good faith in so receiving and applying such sums. All payments provided for in this Assignment shall be paid promptly to Collateral Agent, and any provisions contained in the Notes or any part thereof to the contrary notwithstanding, Collateral Agent may apply the same or so much thereof as it elects to the payment of the Secured Indebtedness, application to be made in such manner as it may elect, regardless of whether the application so made shall exceed the payments of principal and interest then due as provided in the Notes. After such application has been so made by Collateral Agent, the balance of any such payment or payments remaining shall be paid to Mortgagor. Collateral Agent agrees to give Mortgagor written notice simultaneously with its notice to the purchaser that such payments are to be paid to Collateral Agent in accordance with the terms of this Article.

F.        It is understood and agreed that should such payments provided for by this Assignment be less than the sum or sums then due on the Secured Indebtedness, such sum or sums then due shall nevertheless be paid by Borrower in accordance with the provisions of the Transaction Documents evidencing the Secured Indebtedness, and neither this Assignment nor any provisions hereof shall in any manner be construed to affect the terms and provisions of such Transaction Documents. Likewise, neither this Assignment nor any provisions hereof shall in any manner be construed to affect the liens, rights, title and remedies herein granted securing the Secured Indebtedness or Borrower’s liability therefor. The rights under this Assignment are cumulative of all other rights, remedies, and powers granted under this Mortgage, and are cumulative of any other security which Collateral Agent now holds or may hereafter hold to secure the payment of the Secured Indebtedness.

G.        Should Mortgagor receive any of the proceeds, which under the terms hereof should have been remitted to Collateral Agent, Borrower will immediately remit same in full to Collateral Agent.

H.        Upon payment in full of all Secured Indebtedness, the remainder of such proceeds held by Collateral Agent, if any, shall be paid over to Mortgagor upon demand, and a release of the interest hereby assigned will be made by Collateral Agent to Mortgagor at their request and their expense.

I.         Collateral Agent shall not be liable for any failure to collect, or for any failure to exercise diligence in collecting, any funds assigned hereunder. Collateral Agent shall be accountable only for funds actually received.

J.         To the extent permissible under Applicable Law, Mortgagor hereby acknowledges that this Assignment is intended to be presently, unconditionally, and immediately effective. Furthermore and to the extent permitted by Applicable Law, Mortgagor agrees that Collateral Agent is not required to assert any affirmative act, including the institution of any legal proceedings, to enforce this Assignment.

ARTICLE VII
ADDITIONAL REMEDIES

A.        If Borrower or Mortgagor shall fail to perform or keep any of the covenants of whatsoever kind or nature contained in this instrument, Trustee, Collateral Agent or any receiver appointed hereunder, may, but shall not be obligated to, make advances to perform the same in Borrower’s or Mortgagor’s behalf, and Borrower shall repay such sums upon demand plus interest at the rate agreed upon in the Notes, from the date when same was so incurred or paid. No such advance shall be deemed to constitute a waiver by Collateral Agent of any Event of Default hereunder.

B.         To the extent permitted by Applicable Law, in case any one or more of the Events of Default shall occur, then in each and every such case Trustee (or any person, firm or corporation designated by Trustee), whether or not the Secured Indebtedness shall have been declared due and payable, in addition to the other rights and remedies hereunder, may exercise the following additional remedy, but shall not be obligated so to do: Trustee (or any person, firm or corporation designated by Trustee) may enter into and upon and take possession of all or any part of the Mortgaged Property and each and every part thereof and may exclude Mortgagor, their agents and servants wholly therefrom and have, hold, use, operate, manage and control the Mortgaged Property and each and every part thereof and produce the oil, gas and other minerals therefrom and market the same, all at the sole risk and expense of Borrower and at the expense of the Mortgaged Property, applying the net proceeds so derived, first, to the cost of maintenance and operation of such Mortgaged Property; second, to the payment of all Secured Indebtedness secured hereby, principal and interest, application to be made first to interest and then to principal; and the balance thereof, if any, shall be paid to Mortgagor.

ARTICLE VIII
MISCELLANEOUS

A.        Any provision in any document that may be executed in connection herewith to the contrary notwithstanding, the Collateral Agent shall in no event be entitled to receive or collect, nor shall any amounts received hereunder be credited so that the Collateral Agent shall be paid as interest, a sum greater than that authorized by Law. If any possible construction of this Mortgage or any instrument evidencing the Secured Indebtedness, or any or all other notes, guaranties or papers relating to the Secured Indebtedness, seems to indicate any possibility of a different power given to the Collateral Agent, or any authority to ask for, demand, or receive any larger rate of interest, such as a mistake in calculation or wording, this clause shall override and control, and proper adjustments shall be made accordingly.

B.        This Mortgage, for convenience only, has been divided into Articles and paragraphs, and it is understood that the rights, powers, privileges, duties and other legal relations of the parties hereto shall be determined from this Mortgage as an entirety and without regard to the aforesaid division into Articles and paragraphs and without regard to headings prefixed to such Articles.

C.        The terms used to designate any of the parties herein shall be deemed to include the heirs, successors and assigns of such parties; the term “successors” shall include the heirs, trustees and legal representatives; and the term “Collateral Agent” shall also include any lawful owner, holder or pledgee of any Secured Indebtedness. Whenever the context requires, reference herein made to the single number shall be understood to include the plural and the plural shall likewise be understood to include the singular. Words denoting sex shall be construed to include the masculine, feminine, and neuter when such construction is appropriate, and specific enumeration shall not exclude the general, but shall be construed as cumulative.

D.        Every right and remedy provided for herein shall be cumulative of each and every other right or remedy of Collateral Agent, whether herein or otherwise conferred, and may be enforced concurrently therewith, and the unenforceability or invalidity of any one or more provisions, clauses, sentences or paragraphs of this Mortgage shall not render any other provision, clause, sentence or paragraph unenforceable or invalid. No security theretofore, herewith, or subsequently taken by Collateral Agent shall in any manner impair or affect the security given by this Mortgage or any security by endorsement or otherwise presently or previously given, and all security shall be taken, considered and held as cumulative. In addition to the rights and remedies expressly set forth herein, Collateral Agent shall be entitled to all other rights and remedies at law and in equity, which rights and remedies, together with rights and remedies described above are cumulative.

E.        This Mortgage shall be binding upon the parties, their respective successors and assigns, and shall inure to the benefit of the Collateral Agent, and the covenants and agreements herein contained shall constitute covenants running with the land.

F.        It is contemplated by the parties hereto that from time to time additional interests and properties may or will be added to the interests and properties on Exhibit A attached hereto by means of supplements or amendments identifying this Mortgage and describing such interests and properties to be so added and included, and upon the execution of any such supplements or amendments, the lien, rights, titles and interests created herein shall immediately attach to and be effective as of the date of such supplemental indenture in respect to any such interests and properties so described, and the same being included in the term “Subject Interests,” as used herein.

G.        This Mortgage shall be deemed, and may be enforced from time to time, as a chattel mortgage, real estate mortgage, deed of trust, security agreement, assignment, or contract, or as one or more thereof.

H.        [RESERVED]

I.         This Mortgage may be filed as provided in Article 9 of the Texas Business and Commerce Code relating to the granting of security interests. In this connection, this instrument will be presented to a filing officer under the Uniform Commercial Code to be filed in the real estate records as a Financing Statement covering minerals and fixtures, pursuant to Section 9.502(c) of the Texas Business and Commerce Code.

J.         For purposes of filing this Mortgage as a financing statement, the addresses for Mortgagor, as the Debtor, and Collateral Agent, as the secured party, are as set forth hereinabove.

K.        For the convenience of the parties, this Mortgage may be executed in multiple counterparts. For recording purposes, various counterparts have been executed and there may be attached to each such counterpart an Exhibit A containing only the description of the Subject Interests, or portions thereof, which relates to the county or state in which the particular counterpart is to be recorded. A complete, original counterpart of this Mortgage with a complete Exhibit A may be obtained from the Collateral Agent. Each of the counterparts hereof so executed shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same Mortgage.

L.        The failure or delay of Collateral Agent to file or give any notice as to this Mortgage, or to exercise any right, remedy or option to declare the maturity of the principal debt, or any other sums hereby secured, or the payment by Collateral Agent of any taxes, liens, charges or assessments, shall not be taken or deemed a waiver of any rights to exercise such right or option or to declare any such maturity as to any past or subsequent violations of any of such covenants or stipulations, and shall not waive or prejudice any right or lien hereunder. Any election or failure by Collateral Agent to exercise any rights, remedies or options hereunder shall not constitute a waiver or prejudice the exercise of other rights or remedies existing hereunder. All rights, powers, immunities, remedies and liens of Collateral Agent existing and to exist hereunder or under any other instruments.

M.       In the event of a conflict between the terms and provisions of this Mortgage and those of the Transaction Documents, or in the event that obligations imposed upon the Borrower in the Mortgage and the Transaction Documents in relation to non-monetary matters are inconsistent and require differing levels of performance, the terms and provisions of the Transaction Documents shall govern and control.

N.        This Mortgage is executed by Collateral Agent solely for the purpose of acknowledging and accepting the benefits conferred on the Collateral Agent and to evidence the agreements of Collateral Agent set forth herein.

O.        Borrower and Collateral Agent intend to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof, the parties stipulate and agree that none of the terms and provisions contained in this Mortgage shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable Law from time to time in effect. Neither Borrower nor any other party hereafter becoming liable for payment of the Secured Indebtedness shall ever be liable for unearned interest thereon or shall ever be required to pay interest thereon in excess of the maximum amount that may be lawfully charged under applicable Law from time to time in effect. Collateral Agent expressly disavows any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of any Secured Indebtedness is accelerated. If (a) the maturity of any Secured Indebtedness is accelerated for any reason, (b) any Secured Indebtedness is prepaid and as a result any amounts held to constitute interest are determined to be in excess of the legal maximum, or (c) Collateral Agent or any other holder of any or all of the Secured Indebtedness shall otherwise collect moneys which are determined to constitute interest which would otherwise increase the interest on any or all of the Secured Indebtedness to an amount in excess of that permitted to be charged by applicable Law then in effect, then all such sums determined to constitute interest in excess of such legal limit shall, without penalty, be promptly applied to reduce the then outstanding principal of the related Secured Indebtedness or, at Borrower’s or such holder’s option, promptly returned to Borrower or the other payor thereof upon such determination. In determining whether or not the interest paid or payable under any specific circumstance exceeds the maximum amount permitted under applicable Law, Borrower or Collateral Agent (and any other payors thereof) shall to the greatest extent permitted under applicable Law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate and spread the total amount of interest throughout the entire contemplated term of the instruments evidencing the Secured Indebtedness in accordance with the amounts outstanding from time to time thereunder and the maximum legal rate of interest from time to time in effect under applicable Law in order to lawfully charge the maximum amount of interest permitted under applicable Law.

P.        THIS MORTGAGE SUPERSEDES ALL PRIOR AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO ITS SUBJECT MATTER AND CONSTITUTES (ALONG WITH THE DOCUMENTS REFERRED TO IN THIS MORTGAGE) A COMPLETE AND EXCLUSIVE STATEMENT OF THE TERMS OF THE AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO ITS SUBJECT MATTER. THIS AGREEMENT MAY NOT BE AMENDED EXCEPT BY A WRITTEN AGREEMENT EXECUTED BY THE PARTY TO BE CHARGED WITH THE AMENDMENT. THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS THAT APPLY MANDATORILY, REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER PRINCIPLES OF CONFLICT OF LAWS THEREOF.

Q.        The liability of Mortgagor to pay the Notes is not limited to the Mortgaged Property and all proceeds thereof, including, without limitation, the Subject Interests, as defined herein – that is to say the Notes are full recourse notes as to Mortgagor and Mortgagor’s legal representatives, successors and assigns.  The Trustee, the Collateral Agent, and/or the Secured Holders may seek any judgment for a deficiency against Mortgagor or Mortgagor’s legal representatives, successors or assigns, in any action to enforce any right or remedy under this Mortgage, or any Transaction Document.

R.        Mortgagor expects to benefit, directly or indirectly, from the Purchase Agreement and the execution and delivery by Borrower of the Notes.

S.        Mortgagor is entering into this Mortgage with Collateral Agent for the purpose, among other things, of securing and providing for the repayment of certain amounts by Borrower to Secured Holders pursuant to the Notes.

T.        A condition precedent to entering into the Purchase Agreement by the Secured Holders is the execution and delivery by Mortgagor of this Mortgage.

U.        Notwithstanding anything to the contrary contained herein, upon the full payment of the Secured Indebtedness all of the Subject Interests shall revert to Mortgagor and the entire estate, right, title and interest of Trustee and Collateral Agent shall thereupon cease; and Trustee and Collateral Agent in such case shall, upon the request of Mortgagor and at Mortgagor’s cost and expense, deliver to Mortgagor, proper instruments acknowledging satisfaction of this instrument, which shall be in form and substance satisfactory to Mortgagor.

V.        All capitalized terms used but not defined within this instrument bear the meanings set forth in the Purchase Agreement.

X.        Captions used herein are for identification purposes only and shall have no effect upon the construction or interpretation of any part of this document.

[Signatures on following page.]

Dated as of December 29, 2014, but effective for all purposes as of the latest date set forth in the acknowledgements of the parties hereto below.

BORROWER:

PEGASI ENERGY RESOURCES CORPORATION,
a Nevada corporation

            By:
Name: Jonathan Waldron
Title: Chief Financial Officer

COUNTY OF                                                 )
)  ss.:
STATE OF                                                    )

On this _______ day of __________ 2014, before me personally appeared Jonathan Waldron, Chief Financial Officer of PEGASI ENERGY RESOURCES CORPORATION, a Nevada corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of such corporation and in the capacity therein stated.

_____________________________
Notary Public

MORTGAGOR:

PEGASI ENERGY RESOURCES CORPORATION,
a Texas corporation

            By:
Name: Michael H. Neufeld
Title: President

COUNTY OF HARRIS                                )
)  ss.:
STATE OF TEXAS                                     )

On this _______ day of December 2014, before me personally appeared Michael H. Neufeld, President of PEGASI ENERGY RESOURCES CORPORATION, a Texas corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of such corporation and in the capacity therein stated.

_____________________________
Notary Public

COLLATERAL AGENT:

____________________________________
Pasquale DeAngelis, as Collateral Agent for
the Secured Holders

COUNTY OF                                                 )
)  ss.:
STATE OF NEW YORK                             )

On this _______ day of December 2014, before me personally appeared Pasquale DeAngelis, as Collateral Agent for the Secured Holders, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed and in the capacity therein stated.

_____________________________
Notary Public

EXHIBIT A
TO MORTGAGE

Definitions:

“Working Interest” means an interest owned in an oil, gas, and mineral lease that determines the cost bearing percentage of the owner of such interest.

“Net Revenue Interest” means net revenue interest, or that portion of the production attributable to the owner of a working interest after deduction for all royalty burdens, overriding royalty burdens, or other burdens on production, except severance, production, windfall profits and other similar taxes.

This Exhibit A sets forth the description of the property interests covered by the Mortgage to which this Exhibit A is attached. All of the terms defined in the Mortgage are used in this Exhibit A with the same meanings given therein. This Exhibit A and the Mortgage cover and include the following:

Haggard A #1 Gas Unit and Haggard A #1 Well

(a)       Mortgagor’s interest in the oil, gas and mineral leases and Lands included within the Haggard A #1 Gas Unit, as described in that certain Designation Of Pooled Unit recorded in Volume 830, Page 160 of the Official Public Records of Marion County, Texas (the “Haggard A #1 Unit”) and the Haggard A #1 Well (API Number 42-315-30980), insofar and only insofar as such Leases and Lands are included within the Haggard A #1 Unit as to those depths from the surface of the earth to the stratigraphic equivalent of the base of the Travis Peak Formation as found in the Haggard A #1 Well, as such may be enlarged by the discharge of any payments out of production or by the removal of any charges or encumbrances together with the Mortgagor’s interests in, to and under or derived from any and all renewals and extensions of any of the Leases insofar and only insofar as any such Leases include the Lands as to those depths from the surface of the earth to the stratigraphic equivalent of the base of the Travis Peak Formation as found in the Haggard A #1 Well; and

(b)       All right, title and interest of the Mortgagor in, to and under or derived from all existing and future permits, licenses, easements and similar rights and privileges that relate to or are appurtenant to any of the Leases and/or Lands insofar and only insofar as such Leases and Lands are included within the Haggard A #1 Unit as to those depths from the surface of the earth to the stratigraphic equivalent of the base of the Travis Peak Formation as found in the Haggard A #1 Well.

Notwithstanding the intention of this Agreement to cover all of the right, title and interest of Mortgagor in and to the Leases and/or Lands insofar and only insofar as such Leases and Lands are included within the Haggard A #1 Unit, Mortgagor hereby specifically warrants and represents that the Working Interest owned by Mortgagor in the Haggard A #1 Gas Unit and Haggard A #1 Well is not greater than a 48% Working Interest and the Net Revenue Interest owned by Mortgagor in the  Haggard A #1 Gas Unit and Haggard A #1 Well is not less than a 0.39224440 Net Revenue Interest.

A-I

Haggard B #1 Gas Unit and Haggard B #1 Well

(a)       Mortgagor’s interest in the Oil, Gas and Mineral Leases and Lands included within the Haggard B #1 Gas Unit, as described in that certain Designation Of Pooled Unit recorded in Volume 830, Page 166 of the Official Public Records of Marion County, Texas (the “Haggard B #1 Unit”) and the Haggard B #1 Well (API Number 42-315-30979), insofar and only insofar as such Leases and Lands are included within the Haggard B #1 Unit as to those depths from the surface of the earth to the stratigraphic equivalent of the base of the Travis Peak Formation as found in the Haggard B #1 Well, as such may be enlarged by the discharge of any payments out of production or by the removal of any charges or encumbrances together with the Mortgagor’s interests in, to and under or derived from all renewals and extensions of any and all renewals and extensions of any of the Leases insofar and only insofar as any such Leases include the Lands as to those depths from the surface of the earth to the stratigraphic equivalent of the base of the Travis Peak Formation as found in the Haggard B #1 Well; and

(b)       All right, title and interest of the Mortgagor in, to and under or derived from all existing and future permits, licenses, easements and similar rights and privileges that relate to or are appurtenant to any of the Leases and/or Lands insofar and only insofar as such Leases and Lands are included within the Haggard B #1 Unit as to those depths from the surface of the earth to the stratigraphic equivalent of the base of the Travis Peak Formation as found in the Haggard B #1 Well.

Notwithstanding the intention of this Agreement to cover all of the right, title and interest of Mortgagor in and to the Leases and/or Lands insofar and only insofar as such Leases and Lands are included within the Haggard B #1 Unit, Mortgagor hereby specifically warrants and represents that the Working Interest owned by Mortgagor in the Haggard B #1 Gas Unit and Haggard B #1 Well is not greater than a 47% Working Interest and the Net Revenue Interest owned by Mortgagor in the Haggard B #1 Gas Unit and Haggard B #1 Well is not less than a 0.41649416 Net Revenue Interest.

A-II